[Logo--Three keys design for UBS Global Asset Management]


MANAGED HIGH YIELD PLUS FUND INC.

ANNUAL REPORT

MAY 31, 2002

MANAGED HIGH YIELD PLUS FUND INC.


DEAR SHAREHOLDER,

We present you with the annual report for the Managed High Yield Plus Fund Inc. for the fiscal year ended May 31, 2002.


A NEW GLOBAL BRAND

Effective April 8, 2002, Brinson Advisors, Inc. changed its name to UBS Global Asset Management (US) Inc., a member of the UBS Global Asset Management division of UBS AG, one of the largest financial services firms in the world. This strategic branding move reflects the global integration and scope of the organization's investment approach and offerings. The UBS Global Asset Management organization strives to deliver superior investment performance to clients through the management and allocation of their investments across and within all major asset classes.

Our strength lies in our globally integrated investment platform. With investment professionals throughout the world, the UBS Global Asset Management organization provides clients with uncommon research, asset allocation and risk management conducted on a fully global basis. We seek to maximize the benefits to clients, through understanding and acting upon their risk and return objectives. This covenant with our clients is the basis for the success of our business.

Effective on the same date, the funds comprising the Brinson Mutual Fund Family were renamed UBS Funds. The Funds' investment objectives and investment processes remain the same.


MARKET REVIEW

Despite mounting evidence of an economic recovery and low inflation, the nation's equity markets continued a downward spiral in 2002 after a brief rally, as corporate accounting irregularities and missed earnings wreaked havoc on investors' confidence. Coinciding with the volatility in equities, the high-yield debt sector endured a wild ride during the fiscal year ended May 31, 2002 and ended the period down sharply.

While investor confidence was not strong, consumer buying seemed to support the economic recovery. Retail sales rose 1.1% in May, an increase that was

[SIDENOTE]
MANAGED HIGH YIELD PLUS FUND INC.


INVESTMENT GOALS:

Primarily, high income; secondarily, capital appreciation.


PORTFOLIO MANAGER/SUBADVISOR:

Marianne Rossi

UBS Global Asset Management
(New York) Inc.


COMMENCEMENT:

June 26, 1998


NYSE SYMBOL:

HYF


DIVIDEND PAYMENTS:

Monthly
duplicated post-period in June. Gross domestic product was surprisingly strong at 6.1% during the first quarter, while interest rates remained at historic lows throughout the second half of the fiscal year. Business activity, although spotty, also increased during the period. The Institute of Supply Management's index hit 55.7 in May, the fourth straight month of readings above 50, signifying expansion.

With good news, however, came bad, as unemployment remained high throughout the period, hovering at 6% in April, its highest level since 1994. Late in the period and post-period, the dollar fell sharply against the euro, creating concerns that foreign investors would pull their money out of U.S. stock markets and drive market indices to lows not seen since 1997. Foremost among investor concerns was believability, as at least two dozen name-brand companies were either indicted for various business irregularities or subject to regulatory inquiries.

The high-yield sector was not immune to these many pressures during the fiscal year. Poised to rally after a disappointing summer, high-yields suffered sharply after the September 11 terrorists attacks. During the fourth quarter 2001 and into early 2002, the high-yield market rallied, only to be battered down again by peripheral developments, this time by the build-up of corporate accounting scandals in the second quarter of 2002. Toward period's end, a glut of investment-grade new issues put additional price pressure on high-yield debt and caused an outflow of money from these funds.


PERFORMANCE AND PORTFOLIO REVIEW


AVERAGE ANNUAL RETURNS, PERIODS ENDED 5/31/02

NET ASSET VALUE RETURNS+       FUND                            LIPPER MEDIAN*
-----------------------------------------------------------------------------
6 Months                       (4.01%)                                 2.63%

1 Year                        (15.17)                                 (3.66)

Inception#                    (13.02)                                 (4.03)

MARKET PRICE RETURNS+          FUND                            LIPPER MEDIAN*
-----------------------------------------------------------------------------
6 Months                       (3.36%)                                 4.76%

1 Year                        (13.22)                                  3.86

Inception#                    (10.46)                                 (0.04)

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

* Lipper High Current Yield Funds (Leveraged) Median. Lipper Peer Group data calculated by Lipper, Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.

# The Fund's inception is June 26, 1998. Inception returns for the Lipper Median are shown as of next month-end: June 30, 1998.

SHARE PRICE AND DIVIDEND, 5/31/02

Net Asset Value                                                       $4.98

Market Price                                                          $5.64

12-Month Dividend                                                     $0.980

Dividend at Period-End                                                $0.065


PORTFOLIO HIGHLIGHTS

The UBS Managed High Yield Plus Fund underperformed during the fiscal year ended May 31, 2002, producing a negative net asset value return of 15.17%. In contrast, the Lipper High Current Yield Funds (Leveraged) Median returned -3.66% on a net asset value basis. Although the Fund's performance was negative, returns were not as poor during the second half of the fiscal year, posting a negative 4.01% net asset value return.

Continuing a restructuring that began with the Fund's portfolio management change 18 months ago, we continued to more broadly diversify the Fund's holdings. Six new credits entered the Fund's top ten holdings during the fiscal year: Blount, Four M, Nexstar Finance, Levi Strauss, Advance Stores and Charter Communications.

Credit quality declined slightly during the fiscal year. As a glut of relatively expensive BB-and-higher-rated issues came onto the market, the percentage of this debt in the Fund dropped from 19.9% to 9.2%. However, the percentage of B-rated credit in the Fund increased from 62.9% to 66.3%.


PORTFOLIO STATISTICS

CREDIT QUALITY**              5/31/02                               11/30/01
Cash                            1.1%                                   0.3%

BB & Higher                     9.2                                   15.3

B                              66.3                                   63.5

CCC & Lower                    20.8                                   18.4

Equity/Preferred                2.6                                    2.5

Total                         100.0%                                 100.0%


CHARACTERISTICS**             5/31/02                               11/30/01
Weighted Avg. Maturity         6.9 yrs                                 6.8 yrs

Weighted Avg. Price          $89.94                                  $86.74

Leverage                      31.9%                                   28.8%

Net Assets ($mm)            $200.8                                  $223.4

** Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

TOP TEN HOLDINGS*             5/31/02                                11/30/01
--------------------------------------------------------------------------------
PTC International Finance      2.9%     Allied Waste North America     3.5%

Blount                         2.8      Crown Castle International     3.1

Triad Hospitals                2.8      AES                            2.8

Allied Waste North America     2.8      Triad Hospitals                2.5

Four M Corp.                   2.6      PTC International Finance      2.5

Crown Castle International     2.6      Nextel Communications          2.3

Nexstar Finance LLC            2.5      Park Place Entertainment       2.3

Levi Strauss & Co.             2.3      Sinclair Broadcast Group       2.3

Advance Stores Co.             2.3      Alamosa Delaware               2.3

Charter Communications         2.2      Adelphia Communications        2.3

Total                         25.8%     Total                         25.9%
--------------------------------------------------------------------------------
TOP FIVE SECTORS*             5/31/02                               11/30/01
--------------------------------------------------------------------------------
Wireless Telecommunications   15.6%     Wireless Telecommunications   16.6%

Gaming                        14.0      Gaming                        11.0

Cable                          8.0      Cable                         10.7

Broadcast                      7.9      Broadcast                      8.1

Healthcare Facilities/Supplies 6.9      Broadband                      6.4

Total                         52.4%     Total                         52.8%
--------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of May 31, 2002. The Fund's portfolio is actively managed and its composition will vary over time.

OUTLOOK

With the federal government now running at a deficit, the dollar expected to fall further against the euro, and geopolitical uncertainty abroad and at home remaining a threat to the market, the high-yield market is collectively holding its breath for a sustained economic recovery. We believe the high-yield sector will land on better footing if the recovery is sustained, leading investors to once again be willing to add an element of risk to their portfolios. Investors' flight-to-quality had produced widening spreads versus both Treasurys and investment-grade corporate bonds. Technical pressures should also ease with a recovery, as new issues become more abundant than during the last few months of the fiscal year.

These factors, we believe, will provide opportunities in the high-yield sector. We intend to continue looking for debt from well-managed companies, consistent with the Fund's objectives, and anticipate a revival of the market as businesses get past the recent accounting scandals. Additionally, the Federal Reserve has signalled that it is in no rush to raise its fed funds rate.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds,(1) please contact your financial advisor or visit us at www.ubs.com

Sincerely,

/s/ Brian M. Storms                    /s/ Marianne Rossi
Brian M. Storms                        Marianne Rossi
PRESIDENT                              PORTFOLIO MANAGER
Managed High Yield Plus Fund Inc.      Managed High Yield Plus Fund Inc.
PRESIDENT AND CHIEF EXECUTIVE OFFICER  MANAGING DIRECTOR
UBS Global Asset Management            UBS Global Asset Management
   (US) Inc.                              (New York) Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.


(1) Mutual funds are sold by prospectus only. The prospectuses for the Funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2002

PRINCIPAL
 AMOUNT                                                       MATURITY    INTEREST
 (000)                                                         DATES       RATES                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS--137.88%
---------------------------------------------------------------------------------------------------------
   AEROSPACE--0.93%
     $ 2,000  Argo-Tech Corp.                                 10/01/07     8.625%             $ 1,860,000
---------------------------------------------------------------------------------------------------------
   AIRLINE--0.45%
       6,420  Airplanes Pass-Through Trust, Series D @        03/15/19    10.875                  898,807
---------------------------------------------------------------------------------------------------------
   APPAREL/TEXTILES--5.07%
       4,500  Levi Straus & Co.                               01/15/08    11.625                4,680,000
---------------------------------------------------------------------------------------------------------
       1,250  Perry Ellis International, Inc. **              03/15/09     9.500                1,262,500
---------------------------------------------------------------------------------------------------------
       2,000  Tropical Sportswear International Corp.,
---------------------------------------------------------------------------------------------------------
                Series A                                      06/15/08    11.000                2,092,500
---------------------------------------------------------------------------------------------------------
       1,405  Westpoint Stevens, Inc.                         06/15/05     7.875                  885,150
---------------------------------------------------------------------------------------------------------
       1,175  William Carter Co., Series B                    08/15/11    10.875                1,269,000
---------------------------------------------------------------------------------------------------------
                                                                                               10,189,150
---------------------------------------------------------------------------------------------------------
   AUTO MANUFACTURING/SUPPLIERS--4.44%
       1,250  Collins & Aikman Products Co. **                12/31/11    10.750                1,307,812
---------------------------------------------------------------------------------------------------------
       2,100  Collins & Aikman Products Co.                   04/15/06    11.500                2,110,500
---------------------------------------------------------------------------------------------------------
       2,605  Delco Remy International, Inc.               08/01/06 to    10.625 to
                                                              05/01/09    11.000                2,350,025
---------------------------------------------------------------------------------------------------------
       2,750  Dura Operating Corp., Series D                  05/01/09     9.000                2,770,625
---------------------------------------------------------------------------------------------------------
       3,500  Hayes Lemmerz International, Inc. (b)           07/15/06    11.000                  385,000
---------------------------------------------------------------------------------------------------------
                                                                                                8,923,962
---------------------------------------------------------------------------------------------------------
   BROADBAND--1.85%
       2,250  Alestra S.A.                                    05/15/06    12.125                  821,250
---------------------------------------------------------------------------------------------------------
       3,300  Energis PLC (b)                                 06/15/09     9.750                  264,000
---------------------------------------------------------------------------------------------------------
       4,750  GT Group Telecom, Inc. (b)                      02/01/10    13.250+                 190,000
---------------------------------------------------------------------------------------------------------
       5,000  Level 3 Communications, Inc.                    03/15/08    11.000                2,425,000
---------------------------------------------------------------------------------------------------------
       2,000  World Access, Inc. (b)                          01/15/08    13.250                   20,000
---------------------------------------------------------------------------------------------------------
                                                                                                3,720,250
---------------------------------------------------------------------------------------------------------
   BROADCAST--7.91%
       2,000  Cumulus Media, Inc.                             07/01/08    10.375                2,150,000
---------------------------------------------------------------------------------------------------------
       1,000  Granite Broadcasting Corp.                      05/15/08     8.875                  900,000
---------------------------------------------------------------------------------------------------------
       1,500  Gray Communications Systems, Inc. **            12/15/11     9.250                1,563,750
---------------------------------------------------------------------------------------------------------
       4,600  Nexstar Finance LLC, Inc.                       04/01/08    12.000                5,071,500
---------------------------------------------------------------------------------------------------------
       2,000  Nextmedia Operating, Inc.                       07/01/11    10.750                2,117,500
---------------------------------------------------------------------------------------------------------
       1,000  Paxson Communications Corp.                     07/15/08    10.750                1,082,500
---------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY    INTEREST
 (000)                                                         DATES       RATES                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
---------------------------------------------------------------------------------------------------------
   BROADCAST--(CONCLUDED)
     $ 1,000  Sinclair Broadcast Group, Inc. **               12/15/11     8.750%             $ 1,035,000
---------------------------------------------------------------------------------------------------------
       2,000  Young Broadcasting, Inc.                        03/01/11    10.000                1,970,000
---------------------------------------------------------------------------------------------------------
                                                                                               15,890,250
---------------------------------------------------------------------------------------------------------
   BUILDING PRODUCTS--3.41%
       1,500  Atrium Cos., Inc., Series B                     05/01/09    10.500                1,515,000
---------------------------------------------------------------------------------------------------------
       2,750  Dayton Superior Corp.                           06/15/09    13.000                2,777,500
---------------------------------------------------------------------------------------------------------
       2,500  Nortek, Inc., Series B                          06/15/11     9.875                2,562,500
---------------------------------------------------------------------------------------------------------
                                                                                                6,855,000
---------------------------------------------------------------------------------------------------------
   CABLE--6.71%
       4,500  Adelphia Communications Corp. (b)               10/01/10    10.875                3,262,500
---------------------------------------------------------------------------------------------------------
       4,750  Callahan Nordrhein-Westfalen                    07/15/10    14.000                  237,500
---------------------------------------------------------------------------------------------------------
       5,000  Charter Communications Holdings             10/01/09 to     10.000 to
                                                              05/15/11    10.750                4,435,000
---------------------------------------------------------------------------------------------------------
       2,250  Coaxial Commerce, Inc.                          08/15/06    10.000                2,250,000
---------------------------------------------------------------------------------------------------------
       2,000  Ekabel Hessen GMBH                              09/01/10    14.500                  520,000
---------------------------------------------------------------------------------------------------------
       1,500  Olympus Communications LP, Series B (b)         11/15/06    10.625                1,215,000
---------------------------------------------------------------------------------------------------------
       3,000  Telewest Communications PLC                     10/01/07    11.000                1,350,000
---------------------------------------------------------------------------------------------------------
       5,000  UIH Australia Pacific, Inc. (b)                 05/15/06    14.000                  200,000
---------------------------------------------------------------------------------------------------------
                                                                                               13,470,000
---------------------------------------------------------------------------------------------------------
   CHEMICALS--6.67%
       1,500  Acetex Corp.                                    08/01/09    10.875                1,582,500
---------------------------------------------------------------------------------------------------------
       2,500  Avecia Group PLC                                07/01/09    11.000                2,518,750
---------------------------------------------------------------------------------------------------------
       2,000  Equistar Chemicals LP                           09/01/08    10.125                1,965,000
---------------------------------------------------------------------------------------------------------
       3,700  Geo Specialty Chemicals, Inc.                   08/01/08    10.125                3,135,750
---------------------------------------------------------------------------------------------------------
       2,875  Huntsman ICI Chemicals LLC, Series B            07/01/09    10.125                2,677,344
---------------------------------------------------------------------------------------------------------
       1,550  Lyondell Chemical Co., Series B                 05/01/07     9.875                1,519,000
---------------------------------------------------------------------------------------------------------
                                                                                               13,398,344
---------------------------------------------------------------------------------------------------------
   CLEC (COMPETITIVE LOCAL EXCHANGE CARRIER)--1.36%
       8,250  Adelphia Business Solutions, Inc. (b)           11/01/07    12.000                   20,625
---------------------------------------------------------------------------------------------------------
       5,000  Allegiance Telecom, Inc.                        05/15/08    12.875                1,100,000
---------------------------------------------------------------------------------------------------------
       2,250  Colt Telecom Group PLC                          12/15/06    12.000                1,327,500
---------------------------------------------------------------------------------------------------------
       3,000  XO Communications, Inc. (b)                     12/15/07    12.750                  285,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,733,125
---------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY    INTEREST
 (000)                                                         DATES       RATES                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
---------------------------------------------------------------------------------------------------------
  CONSUMER PRODUCTS--3.96%
---------------------------------------------------------------------------------------------------------
     $ 1,500  Jarden Corp. **                                 05/01/12     9.750%             $ 1,470,000
---------------------------------------------------------------------------------------------------------
       3,825  Samsonite Corp.                                 06/15/08    10.750                3,251,250
---------------------------------------------------------------------------------------------------------
       3,250  Winsloew Furniture, Inc., Series B              08/15/07    12.750                3,237,813
---------------------------------------------------------------------------------------------------------
                                                                                                7,959,063
---------------------------------------------------------------------------------------------------------
   CONTAINERS & PACKAGING--3.79%
       5,000  Four M Corp., Series B                          06/01/06    12.000                5,150,000
---------------------------------------------------------------------------------------------------------
       2,250  Owens Brockway Glass Container, Inc. **         02/15/09     8.875                2,328,750
---------------------------------------------------------------------------------------------------------
         125  Silgan Holdings, Inc. **                        06/01/09     9.000                  130,313
---------------------------------------------------------------------------------------------------------
                                                                                                7,609,063
---------------------------------------------------------------------------------------------------------
   ENERGY--0.55%
      10,941  Orion Refining Corp. **@                        11/15/04    10.000+               1,094,051
---------------------------------------------------------------------------------------------------------
   ENVIRONMENTAL SERVICES--2.77%
       5,500  Allied Waste North America, Inc., Series B      08/01/09    10.000                5,555,000
---------------------------------------------------------------------------------------------------------
   FINANCE - OTHER--0.96%
       2,500  Nationwide Credit, Inc., Series A (b)           01/15/08    10.250                  625,000
---------------------------------------------------------------------------------------------------------
       3,500  Ono Finance PLC                                 05/01/09    13.000                1,295,000
---------------------------------------------------------------------------------------------------------
       5,550  Superior National Insurance Group @(b)(c)       12/01/17    10.750+                       0
---------------------------------------------------------------------------------------------------------
                                                                                                1,920,000
---------------------------------------------------------------------------------------------------------
   FOOD PROCESSORS/BEVERAGE/BOTTLING--4.99%
       4,250  B & G Foods, Inc., Series B                     08/01/07     9.625                4,382,812
---------------------------------------------------------------------------------------------------------
       4,000  Luigino's, Inc.                                 02/01/06    10.000                4,090,000
---------------------------------------------------------------------------------------------------------
       1,500  National Wine & Spirits                         01/15/09    10.125                1,548,750
---------------------------------------------------------------------------------------------------------
                                                                                               10,021,562
---------------------------------------------------------------------------------------------------------
   GAMING--13.97%
       4,125  Alliance Gaming Corp., Series B                 08/01/07    10.000                4,331,250
---------------------------------------------------------------------------------------------------------
       1,500  Ameristar Casinos, Inc.                         02/15/09    10.750                1,650,000
---------------------------------------------------------------------------------------------------------
       2,000  Herbst Gaming, Inc., Series B                   09/01/08    10.750                2,140,000
---------------------------------------------------------------------------------------------------------
       2,000  Hollywood Casino Corp.                          05/01/07    11.250                2,200,000
---------------------------------------------------------------------------------------------------------
       2,500  Jacobs Entertainment Co. **                     02/01/09    11.875                2,637,500
---------------------------------------------------------------------------------------------------------
       2,750  Majestic Investor Holdings LLC **               11/30/07    11.653                2,640,000
---------------------------------------------------------------------------------------------------------
       3,920  Majestic Star Casino LLC, Series B              07/01/06    10.875                4,076,800
---------------------------------------------------------------------------------------------------------
       3,150  MGM Mirage, Inc.                                06/01/07     9.750                3,390,187
---------------------------------------------------------------------------------------------------------
       1,750  Penn National Gaming, Inc., Series B            03/01/08    11.125                1,890,000
---------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY    INTEREST
 (000)                                                         DATES       RATES                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
---------------------------------------------------------------------------------------------------------
   GAMING--(CONCLUDED)
     $ 2,000  Venetian Casino Resort LLC **                   06/15/10    11.000%             $ 2,062,500
---------------------------------------------------------------------------------------------------------
       1,000  Wheeling Island Gaming, Inc. **                 12/15/09    10.125                1,047,500
---------------------------------------------------------------------------------------------------------
                                                                                               28,065,737
---------------------------------------------------------------------------------------------------------
   HEALTHCARE FACILITIES/SUPPLIES--6.94%
---------------------------------------------------------------------------------------------------------
       2,250  Extendicare Health Services, Inc.               12/15/07     9.350                2,160,000
---------------------------------------------------------------------------------------------------------
       2,000  Hanger Orthopedic Group, Inc.                   06/15/09    11.250                2,060,000
---------------------------------------------------------------------------------------------------------
       1,000  Per-Se Technologies, Inc., Series B             02/15/05     9.500                  975,000
---------------------------------------------------------------------------------------------------------
       2,000  Radiologix, Inc., Series B                      12/15/08    10.500                2,090,000
---------------------------------------------------------------------------------------------------------
       5,000  Triad Hospitals Holdings, Inc., Series B        05/15/09    11.000                5,612,500
---------------------------------------------------------------------------------------------------------
       1,000  Vicar Operating, Inc. **                        12/01/09     9.875                1,050,000
---------------------------------------------------------------------------------------------------------
                                                                                               13,947,500
---------------------------------------------------------------------------------------------------------
   INDUSTRIAL-OTHER--5.80%
       2,000  Better Minerals & Aggregates Co.                09/15/09    13.000                2,040,000
---------------------------------------------------------------------------------------------------------
       8,250  Blount, Inc.                                    08/01/09    13.000                5,620,312
---------------------------------------------------------------------------------------------------------
       2,100  IPC Acquisition Corp. **                        12/15/09    11.500                2,084,250
---------------------------------------------------------------------------------------------------------
       2,000  Motors & Gears, Inc., Series D                  11/15/06    10.750                1,910,000
---------------------------------------------------------------------------------------------------------
                                                                                               11,654,562
---------------------------------------------------------------------------------------------------------
   LEISURE--1.32%
       2,700  Affinity Group Holding, Inc.                    04/01/07    11.000                2,659,500
---------------------------------------------------------------------------------------------------------
   LODGING--1.57%
       3,150  Host Marriott LP, Series E                      02/15/06     8.375                3,150,000
---------------------------------------------------------------------------------------------------------
   OIL EQUIPMENT--2.74%
       1,973  Key Energy Services, Inc., Series B             01/15/09    14.000                2,268,950
---------------------------------------------------------------------------------------------------------
       3,000  Pride International, Inc.                       06/01/09    10.000                3,240,000
---------------------------------------------------------------------------------------------------------
                                                                                                5,508,950
---------------------------------------------------------------------------------------------------------
   OIL & GAS--2.71%
       2,750  Belden & Blake Corp., Series B                  06/15/07     9.875                2,447,500
---------------------------------------------------------------------------------------------------------
       1,500  Plains Resources, Inc., Series D                03/15/06    10.250                1,537,500
---------------------------------------------------------------------------------------------------------
       1,750  Wiser Oil Co.                                   05/15/07     9.500                1,454,688
---------------------------------------------------------------------------------------------------------
                                                                                                5,439,688
---------------------------------------------------------------------------------------------------------
   PAPER & FOREST PRODUCTS--5.92%
       3,590  Ainsworth Lumber Ltd.                           07/15/07    12.500 to
                                                                          13.875                3,926,175
---------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY    INTEREST
 (000)                                                         DATES       RATES                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
---------------------------------------------------------------------------------------------------------
   PAPER & FOREST PRODUCTS--(CONCLUDED)
     $ 2,250  Bear Island Paper Co. LLC, Series B             12/01/07    10.000%             $ 1,918,125
---------------------------------------------------------------------------------------------------------
       1,650  Potlatch Corp.                                  07/15/11    10.000                1,806,750
---------------------------------------------------------------------------------------------------------
       1,625  Riverwood International Corp.                   04/01/08    10.875                1,690,000
---------------------------------------------------------------------------------------------------------
       2,500  Tembec Industries, Inc.                         06/30/09     8.625                2,550,000
---------------------------------------------------------------------------------------------------------
                                                                                               11,891,050
---------------------------------------------------------------------------------------------------------
   PUBLISHING--6.50%
       6,000  Premier Graphics, Inc. (b)                      12/01/05    11.500                  180,000
---------------------------------------------------------------------------------------------------------
       3,000  Primedia, Inc.                                  06/01/04    10.250                2,625,000
---------------------------------------------------------------------------------------------------------
       2,325  T/SF Communications Corp., Series B             11/01/07    10.375                2,313,375
---------------------------------------------------------------------------------------------------------
       2,500  Transwestern Publishing Co. LLC, Series F       11/15/07     9.625                2,625,000
---------------------------------------------------------------------------------------------------------
       1,000  Von Hoffmann Corp. **                           03/15/09    10.250                1,038,750
---------------------------------------------------------------------------------------------------------
       2,000  WRC Media, Inc./ Weekly Reader                  11/15/09    12.750                2,085,000
---------------------------------------------------------------------------------------------------------
       2,000  Yell Finance BV                                 08/01/11    10.750                2,180,000
---------------------------------------------------------------------------------------------------------
                                                                                               13,047,125
---------------------------------------------------------------------------------------------------------
   RESTAURANTS--2.66%
       4,910  American Restaurant Group, Inc., Series D       11/01/06    11.500                4,320,800
---------------------------------------------------------------------------------------------------------
       1,000  Sbarro, Inc.                                    09/15/09    11.000                1,027,500
---------------------------------------------------------------------------------------------------------
                                                                                                5,348,300
---------------------------------------------------------------------------------------------------------
   RETAIL--4.60%
       4,300  Advance Stores Co., Inc., Series B              04/15/08    10.250                4,568,750
---------------------------------------------------------------------------------------------------------
       2,000  Office Depot, Inc.                              07/15/08    10.000                2,200,000
---------------------------------------------------------------------------------------------------------
       2,250  PETCO Animal Supplies, Inc. **                  11/01/11    10.750                2,463,750
---------------------------------------------------------------------------------------------------------
                                                                                                9,232,500
---------------------------------------------------------------------------------------------------------
   RETAIL (FOOD)--3.61%
       1,000  Fleming Cos., Inc.                              04/01/08    10.125                1,060,000
---------------------------------------------------------------------------------------------------------
       1,500  Fleming Cos., Inc. **                           05/01/12     9.875                1,522,500
---------------------------------------------------------------------------------------------------------
       1,500  Michael Foods, Inc., Series B                   04/01/11    11.750                1,653,750
---------------------------------------------------------------------------------------------------------
       3,275  Pantry, Inc.                                    10/15/07    10.250                3,013,000
---------------------------------------------------------------------------------------------------------
                                                                                                7,249,250
---------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY    INTEREST
 (000)                                                         DATES       RATES                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
---------------------------------------------------------------------------------------------------------
   SATELLITE--0.58%
     $ 5,025  ICG Holdings, Inc. (b)                          05/01/06    12.500%               $ 201,000
---------------------------------------------------------------------------------------------------------
       3,000  ICG Services, Inc. (b)                          02/15/08    10.000+                  90,000
---------------------------------------------------------------------------------------------------------
       2,000  Pegasus Communications Corp., Series B          10/15/05     9.625                  880,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,171,000
---------------------------------------------------------------------------------------------------------
   SERVICE--4.27%
       6,995  American Eco Corp., Series B @(b)               05/15/08     9.625+                     699
---------------------------------------------------------------------------------------------------------
       3,000  Avis Group Holdings, Inc.                       05/01/09    11.000                3,330,000
---------------------------------------------------------------------------------------------------------
       1,963  Interep National Radio Sales, Inc., Series B    07/01/08    10.000                1,727,440
---------------------------------------------------------------------------------------------------------
       2,800  Key3Media Group, Inc.                           06/15/11    11.250                1,456,000
---------------------------------------------------------------------------------------------------------
       2,250  Mail-Well I Corp., Series B                     12/15/08     8.750                2,058,750
---------------------------------------------------------------------------------------------------------
                                                                                                8,572,889
---------------------------------------------------------------------------------------------------------
   TECHNOLOGY--1.97%
       2,000  Chippac International Ltd., Series B            08/01/09    12.750                2,180,000
---------------------------------------------------------------------------------------------------------
       1,690  Fairchild Semiconductor Corp.                   03/15/07    10.125                1,776,613
---------------------------------------------------------------------------------------------------------
       4,558  Inter Act Operating Co. @(b)(c)                 08/01/03    14.000                        0
---------------------------------------------------------------------------------------------------------
                                                                                                3,956,613
---------------------------------------------------------------------------------------------------------
   TRANSPORTATION--0.60%
       2,000  Laidlaw, Inc. (b)                               04/15/25     8.750                1,205,000
---------------------------------------------------------------------------------------------------------
   UTILITY-ELECTRICITY, GAS & OTHER--2.07%
       5,250  AES Corp.                                       06/01/09     9.500                4,147,500
---------------------------------------------------------------------------------------------------------
   WIRELESS TELECOMMUNICATIONS--14.23%
       4,850  Alamosa Delaware, Inc.                          02/01/11    12.500                4,025,500
---------------------------------------------------------------------------------------------------------
       2,450  American Tower Corp.                            02/01/09     9.375                1,690,500
---------------------------------------------------------------------------------------------------------
       2,750  Crown Castle International Corp.                08/01/11     9.375 to
                                                                          10.750                2,310,000
---------------------------------------------------------------------------------------------------------
       2,000  Dobson Communications Corp.                     07/01/10    10.875                1,770,000
---------------------------------------------------------------------------------------------------------
       2,000  Dobson Sygnet Communications Co.                12/15/08    12.250                1,790,000
---------------------------------------------------------------------------------------------------------
       2,500  Leap Wireless International, Inc.               04/15/10    12.500                  850,000
---------------------------------------------------------------------------------------------------------
         600  Nextel Communications, Inc.                     02/01/11     9.500                  379,500
---------------------------------------------------------------------------------------------------------
       6,500  Nextel Communications, Inc.                     02/15/08     9.950+               3,900,000
---------------------------------------------------------------------------------------------------------
       5,700  Nextel International, Inc. (b)                  08/01/10    12.750                  171,000
---------------------------------------------------------------------------------------------------------
       2,500  Nextel Partners, Inc.                           03/15/10    11.000                1,537,500
---------------------------------------------------------------------------------------------------------
       1,000  Nextel Partners, Inc. **                        11/15/09    12.500                  655,000
---------------------------------------------------------------------------------------------------------
       5,500  PTC International Finance I.I. SA               12/01/09    11.250                5,830,000
---------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                       MATURITY    INTEREST
 (000)                                                         DATES       RATES                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONCLUDED)
---------------------------------------------------------------------------------------------------------
   WIRELESS TELECOMMUNICATIONS--(CONCLUDED)
     $ 3,000  SBA Communications Corp.                        02/01/09    10.250%             $ 2,115,000
---------------------------------------------------------------------------------------------------------
       3,350  Spectrasite Holdings, Inc., Series B            03/15/10    10.750                1,557,750
---------------------------------------------------------------------------------------------------------
                                                                                               28,581,750
---------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost--$373,902,601)                                                    276,926,541
=========================================================================================================

  NUMBER OF
   SHARES
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (a)--0.76%
---------------------------------------------------------------------------------------------------------
   DIVERSIFIED TELECOMMUNICATION SERVICES--0.15%
     172,051  RCN Corp.                                                                           290,766
---------------------------------------------------------------------------------------------------------
      88,063  Song Networks Holding AB                                                             22,016
---------------------------------------------------------------------------------------------------------
      48,600  Viatel, Inc. @(c)                                                                         0
---------------------------------------------------------------------------------------------------------
                                                                                                  312,782
---------------------------------------------------------------------------------------------------------
   ENERGY--0.00%
     437,921  Orion Refining Corp. @(c)                                                                 0
---------------------------------------------------------------------------------------------------------
   ENVIRONMENTAL SERVICES--0.00%
     219,599  Waste Systems International, Inc. @(c)                                                    0
---------------------------------------------------------------------------------------------------------
   FOOD PRODUCTS--0.03%
      40,949  Packaged Ice, Inc.                                                                   55,281
---------------------------------------------------------------------------------------------------------
   INDUSTRIAL CONGLOMERATES--0.58%
     332,317  Metal Management, Inc.                                                            1,163,110
---------------------------------------------------------------------------------------------------------
   SERVICE--0.00%
      98,094  PNV, Inc.                                                                               490
---------------------------------------------------------------------------------------------------------
   SPECIALTY RETAIL--0.00%
      47,500  Samuels Jewelers, Inc. @(c)                                                           2,779
---------------------------------------------------------------------------------------------------------
Total Common Stocks (cost--$15,245,044)                                                         1,534,442
=========================================================================================================
PREFERRED STOCKS--2.77%
---------------------------------------------------------------------------------------------------------
   CABLE-1.29%
      20,000  Adelphia Communications Corp., Series B                                             340,000
---------------------------------------------------------------------------------------------------------
      25,000  CSC Holdings, Inc., Series M                                                      2,250,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,590,000
---------------------------------------------------------------------------------------------------------

  NUMBER OF
   SHARES                                                                                         VALUE
---------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--(CONCLUDED)
---------------------------------------------------------------------------------------------------------
   ENVIRONMENTAL SERVICES--0.00%
       2,518  Waste Systems International, Inc.,
                Series E @(a)(c)                                                                     $ 25
---------------------------------------------------------------------------------------------------------
   RESTAURANTS--0.00%
          11  American Restaurant Group, Inc.,
                Series B (a)(c)                                                                         0
---------------------------------------------------------------------------------------------------------
   SATELLITE--0.00%
       3,049  ICG Holdings, Inc. (a)                                                                    3
---------------------------------------------------------------------------------------------------------
   SERVICE--0.07%
     492,067  Earthwatch, Inc., Series C **                                                       123,017
---------------------------------------------------------------------------------------------------------
   TECHNOLOGY--0.00%
       6,500  Inter Act Electronic Marketing, Inc. (a)                                              6,500
---------------------------------------------------------------------------------------------------------
   WIRELESS TELECOMMUNICATIONS--1.41%
       5,556  Crown Castle International Corp.                                                  2,833,560
---------------------------------------------------------------------------------------------------------
Total Preferred Stocks
   (cost--$16,561,322)                                                                          5,553,105
=========================================================================================================

  NUMBER OF
  WARRANTS
---------------------------------------------------------------------------------------------------------
WARRANTS (a)--0.26%
---------------------------------------------------------------------------------------------------------
   BROADBAND--0.00%
       4,750  GT Group Telecom, Inc.                                                                7,125
---------------------------------------------------------------------------------------------------------
       4,950  Pathnet, Inc.                                                                            49
---------------------------------------------------------------------------------------------------------
                                                                                                    7,174
---------------------------------------------------------------------------------------------------------
   BUILDING PRODUCTS--0.01%
       2,500  Dayton Superior Corp. **                                                             25,000
---------------------------------------------------------------------------------------------------------
   CABLE--0.00%
       3,000  UIH Australia Pacific, Inc.                                                               0
---------------------------------------------------------------------------------------------------------
   CLEC (COMPETITIVE LOCAL EXCHANGE CARRIER)--0.00%
       3,000  Knology Holdings, Inc. **                                                                30
---------------------------------------------------------------------------------------------------------
   COMMUNICATIONS - MOBILE--0.00%
       1,750  Nextel International, Inc.                                                               18
---------------------------------------------------------------------------------------------------------
   CONSUMER PRODUCTS-0.02%
       3,250  Winsloew Furniture, Inc.                                                             32,906
---------------------------------------------------------------------------------------------------------

  NUMBER OF
  WARRANTS                                                                                        VALUE
---------------------------------------------------------------------------------------------------------
WARRANTS--(CONCLUDED)
   FINANCIAL SERVICES--0.00%
         750  Arcadia Financial Ltd.                                                             $      0
---------------------------------------------------------------------------------------------------------
   OIL EQUIPMENT--0.23%
       4,500  Key Energy Services, Inc. (a)                                                       454,500
---------------------------------------------------------------------------------------------------------
   TECHNOLOGY--0.00%
       6,500  Inter Act Electronic Marketing, Inc. @                                                   65
---------------------------------------------------------------------------------------------------------
       6,500  Inter Act Systems, Inc. @                                                             6,500
---------------------------------------------------------------------------------------------------------
                                                                                                    6,565
---------------------------------------------------------------------------------------------------------
   UTILITY - ELECTRICITY, GAS & OTHER--0.00%
         800  Electronic Retailing Systems International, Inc.                                          8
---------------------------------------------------------------------------------------------------------
   WIRELESS TELECOMMUNICATION SERVICES--0.00%
       3,000  Leap Wireless International, Inc.                                                     1,500
---------------------------------------------------------------------------------------------------------
Total Warrants (cost--$548,745)                                                                   527,701
=========================================================================================================

  PRINCIPAL
   AMOUNT                                                   MATURITY        INTEREST
    (000)                                                     DATE            RATE
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.67%
-----------------------------------------------------------------------------------------------------------
      $3,349  REpurchase Agreement dated 05/31/02
                with State Street Bank & Trust Co.,
                collateralized by $3,448,891
                U.S. Treasury Bills, Zero Coupon
                due 11/29/02; (value--$3,416,127);
                proceeds: $3,349,474
                (cost--$3,349,000)                             06/03/02     1.700%               3,349,000
-----------------------------------------------------------------------------------------------------------
Total Investments (cost--$409,606,712)--143.34%                                                 287,890,789
-----------------------------------------------------------------------------------------------------------
Liabilities in excess of other assets--(43.34)%                                                (87,047,182)
-----------------------------------------------------------------------------------------------------------
Net Assets--100.00%                                                                           $200,843,607
-----------------------------------------------------------------------------------------------------------

@    Illiquid securities representing 1.00% of net assets.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing security.
(b)  Bond interest in default.
(c) Security is being fair valued by a valuation committee under the direction of the board of directors.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES -- MAY 31, 2002

ASSETS:
Investment in securities, at value (cost--$409,606,712)                                       $287,890,789
----------------------------------------------------------------------------------------------------------
Cash                                                                                                  185
---------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                               9,684,343
---------------------------------------------------------------------------------------------------------
Other assets                                                                                       23,527
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                  297,598,844
---------------------------------------------------------------------------------------------------------
LIABILITIES:

Bank loan payable                                                                              94,250,000
---------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                               2,020,000
---------------------------------------------------------------------------------------------------------
Payable for interest on bank loan                                                                 193,249
---------------------------------------------------------------------------------------------------------
Payable to investment manager and administrator                                                   179,295
---------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                            112,693
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                              96,755,237
---------------------------------------------------------------------------------------------------------
NET ASSETS:

Capital stock--$0.001 par value; 200,000,000 shares authorized;
   40,356,000 shares issued and outstanding                                                   562,900,677
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss from investment transactions                                   (240,341,147)
----------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                                   (121,715,923)
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $200,843,607
==========================================================================================================
NET ASSET VALUE PER SHARE                                                                           $4.98
==========================================================================================================

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                                            FOR THE YEAR
                                                                                               ENDED
                                                                                            MAY 31, 2002
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and dividends                                                                        $44,592,307
---------------------------------------------------------------------------------------------------------
EXPENSES:
   Interest expense, loan commitment and other fees                                             3,155,579
---------------------------------------------------------------------------------------------------------
   Investment management and administration fees                                                2,252,464
---------------------------------------------------------------------------------------------------------
   Custody and accounting fees                                                                    135,135
---------------------------------------------------------------------------------------------------------
   Professional fees                                                                               89,392
---------------------------------------------------------------------------------------------------------
   Reports and notices to shareholders                                                             87,257
---------------------------------------------------------------------------------------------------------
   Transfer agency fees                                                                            10,351
---------------------------------------------------------------------------------------------------------
   Directors' fees                                                                                  5,282
---------------------------------------------------------------------------------------------------------
   Other expenses                                                                                  69,583
---------------------------------------------------------------------------------------------------------
                                                                                                5,805,043
---------------------------------------------------------------------------------------------------------
Net investment income                                                                          38,787,264
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions                                                (69,375,996)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments                             (10,533,469)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized loss from investment activities                                   (79,909,465)
=========================================================================================================
Net decrease in net assets resulting from operations                                         $(41,122,201)
=========================================================================================================


                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS ENDED
                                                                                      MAY 31,
                                                                         2002                     2001
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $ 38,787,264            $ 41,345,343
---------------------------------------------------------------------------------------------------------
Net realized losses from investment transactions                      (69,375,996)            (79,180,247)
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
   investments and interest rate swap                                 (10,533,469)            (20,846,383)
----------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (41,122,201)            (58,681,287)
----------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                 (38,575,217)            (46,853,019)
----------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Shares issued in connection with the reorganization
   involving managed high yield fund inc.                                      --              57,292,004
---------------------------------------------------------------------------------------------------------
Proceeds from dividends reinvested                                      9,717,781               9,050,468
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   capital stock transactions                                           9,717,781              66,342,472
---------------------------------------------------------------------------------------------------------
Net decrease in net assets                                            (69,979,637)            (39,191,834)
----------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                     270,823,244             310,015,078
---------------------------------------------------------------------------------------------------------
End of year                                                          $200,843,607            $270,823,244
=========================================================================================================


                See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS

                                                                                               FOR THE
                                                                                             YEAR ENDED
                                                                                            MAY 31, 2002
---------------------------------------------------------------------------------------------------------
CASH FLOWS PROVIDED FROM (USED FOR) OPERATING ACTIVITIES:
Interest and dividends received                                                            $   42,048,962
---------------------------------------------------------------------------------------------------------
Operating expenses paid                                                                        (2,850,154)
---------------------------------------------------------------------------------------------------------
Interest paid                                                                                  (3,399,837)
---------------------------------------------------------------------------------------------------------
Purchase of short-term portfolio investments, net                                              (3,349,000)
----------------------------------------------------------------------------------------------------------
Purchase of long-term portfolio investments                                                  (126,733,775)
----------------------------------------------------------------------------------------------------------
Sale of long-term portfolio investments                                                       127,891,425
=========================================================================================================
Net cash provided from operating activities                                                    33,607,621
=========================================================================================================
CASH FLOWS PROVIDED FROM (USED FOR) FINANCING ACTIVITIES:
Dividends paid to shareholders                                                                (38,575,217)
----------------------------------------------------------------------------------------------------------
Decrease in bank loan                                                                          (4,750,000)
----------------------------------------------------------------------------------------------------------
Proceeds from capital stock transactions                                                        9,717,781
=========================================================================================================
Net cash used for financing activities                                                        (33,607,436)
=========================================================================================================
Net increase in cash                                                                                  185
---------------------------------------------------------------------------------------------------------
Cash at beginning of year                                                                               0
=========================================================================================================
Cash at end of year                                                                              $    185
---------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations                                       $  (41,122,201)
=========================================================================================================
Decrease in investments, at value                                                              71,114,057
---------------------------------------------------------------------------------------------------------
Decrease in receivable for investments sold                                                     4,859,303
---------------------------------------------------------------------------------------------------------
Decrease in interest receivable                                                                 1,904,091
---------------------------------------------------------------------------------------------------------
Increase in other assets                                                                           (5,992)
----------------------------------------------------------------------------------------------------------
Decrease in payable for investments purchased                                                    (280,366)
----------------------------------------------------------------------------------------------------------
Decrease in payable to custodian                                                               (2,422,315)
----------------------------------------------------------------------------------------------------------
Decrease in payable for interest on bank loan                                                    (244,258)
----------------------------------------------------------------------------------------------------------
Decrease in payable to investment manager and administrator                                      (100,335)
----------------------------------------------------------------------------------------------------------
Decrease in accrued expenses and other liabilities                                                (94,363)
=========================================================================================================
Total adjustments                                                                              74,729,822
=========================================================================================================
Net cash provided from operating activities                                                $   33,607,621
=========================================================================================================


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS -- The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management
(US) Inc. ("UBS Global AM", formerly known as Brinson Advisors, Inc.), the investment manager and administrator of the Fund or by the Fund's investment sub-advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

REPURCHASE AGREEMENTS -- The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circum-stances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions is determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


BORROWINGS

The Fund has a $200 million committed credit facility (the "facility"). Under the terms of the facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Fund has pledged assets in the amount of $234,804,996 on May 31, 2002 as collateral for the bank loan.

For the year ended May 31, 2002, the Fund borrowed a daily weighted average balance of $96,368,493 at an interest rate of 3.27%.


CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.


INVESTMENT MANAGER AND ADMINISTRATOR, SUB-ADVISOR

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

UBS Global AM has entered into a sub-advisory contract ("Sub-Advisory Contract") with UBS Global Asset Management (New York) Inc. (formerly known as Brinson Partners (New York), Inc.) dated February 8, 2001, pursuant to which UBS Global Asset Management (New York) Inc. serves as investment sub-advisor for the Fund. Under the Sub-Advisory Contract, UBS Global AM (not the Fund) is obligated to pay UBS Global Asset Management (New York) Inc. a fee, computed weekly and paid monthly, at the annual rate of 0.2375% of the Fund's average weekly net assets.


REORGANIZATION INVOLVING MANAGED HIGH YIELD FUND INC.

Effective as of the close of business on June 2, 2000 (the "Reorganization Date"), the Fund acquired all of the assets and assumed all of the liabilities of Managed High Yield Fund Inc. ("Managed High Yield Fund"). The acquisition was accomplished by a tax-free exchange of 5,841,759 shares of the Fund for 6,031,667 shares of the Managed High Yield Fund outstanding on the Reorganization Date. Managed High Yield Fund's net assets at that date, valued at $57,292,004 including net unrealized depreciation of investments of $12,133,299, were combined with those of the Fund. All shares were exchanged at net asset value. Accordingly, no shareholder had any gain or loss as a result of the exchange. The Fund's decrease in net assets resulting from operations in the statement of changes in net assets and financial highlights do not include the operations of Managed High Yield Fund prior to the Reorganization Date.


CAPITAL STOCK

There are 200,000,000 shares of $0.001 par value capital stock authorized and 40,356,000 shares outstanding at May 31, 2002. Transactions in shares of common stock were as follows:


                                                                         SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MAY 31, 2002:
   Dividends reinvested                                                  1,600,860           $ 9,717,781
--------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MAY 31, 2001:
   Shares issued in connection with the reorganization
      involving Managed High Yield Fund Inc.                             5,841,759           $57,292,004
   Dividends reinvested                                                  1,054,753             9,050,468
--------------------------------------------------------------------------------------------------------
   Net increase                                                          6,896,512           $66,342,472
========================================================================================================

FEDERAL TAX STATUS

For federal income tax purposes, at May 31, 2002, the components of net unrealized depreciation of investments were as follows:

Gross depreciation (from investments having an excess of cost over value)                  $(137,086,632)
Gross appreciation (from investments having an excess of value over cost)                     15,117,251
                                                                                           --------------
Net unrealized depreciation of investments                                                 $(121,969,381)
                                                                                           ==============

For the year ended May 31, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $124,031,094 and $123,032,122, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2002 and May 31, 2001 were as follows:


--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:                                                  2002                2001
--------------------------------------------------------------------------------------------------------
Ordinary income                                                        $38,575,217           $46,853,019
=========================================================================================================

At May 31, 2002, the components of accumulated deficit on a tax basis were as follows:


--------------------------------------------------------------------------------------------------------
Accumulated capital and other losses                                                       $(260,831,495)
Unrealized depreciation                                                                     (121,969,381)
--------------------------------------------------------------------------------------------------------
Total accumulated deficit                                                                  $(382,800,876)
=========================================================================================================

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and capital losses acquired as a result of the Fund's merger with Managed High Yield Fund on June 2, 2000.

At May 31, 2002, the Fund had a net capital loss carryover of $211,521,603. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:
$3,675,851 in 2003; $531,918 in 2004; $1,037,133 in 2005; $13,100,516 in 2007;
$50,099,935 in 2008; $71,221,921 in 2009; and $71,854,329 in 2010. The capital loss carryforward includes $20,743,806 of capital losses from the acquisition of Managed High Yield Fund Inc. on June 2, 2000. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer $49,309,892 of net realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on June 1, 2002.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 2002, distributions in excess of net investment income were decreased by $119,946 and capital stock was decreased by $119,946.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                  FOR THE PERIOD
                                            FOR THE YEARS ENDED MAY 31,           JUNE 26, 1998+
                                       -------------------------------------          THROUGH
                                       2002            2001             2000       MAY 31, 1999
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD           $      6.99     $      9.73     $     12.35     $     15.00
-------------------------------------------------------------------------------------------------
Net investment income                   0.96            1.07            1.48            1.42
-------------------------------------------------------------------------------------------------
Net realized and unrealized
   losses from investment
   transactions                        (1.99)          (2.58)          (2.60)          (2.83)
-------------------------------------------------------------------------------------------------
Net decrease from
   investment operations               (1.03)          (1.51)          (1.12)          (1.41)
-------------------------------------------------------------------------------------------------
Dividends from net
   investment income                   (0.98)          (1.23)          (1.50)          (1.24)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                 $      4.98     $      6.99     $      9.73     $     12.35
-------------------------------------------------------------------------------------------------
MARKET VALUE,
   END OF PERIOD                 $      5.64     $      7.65     $      9.44     $     12.31
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN1              (13.22)%         (5.55)%        (12.14)%         (9.37)%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets,
   end of period (000's)         $   200,844     $   270,823     $   310,015     $   388,929
-------------------------------------------------------------------------------------------------
Expenses to average
   net assets, including
   interest expense                     2.58%           3.11%           3.59%           3.02%*
-------------------------------------------------------------------------------------------------
Expenses to average
   net assets, excluding
   interest expense                     1.18%           1.07%           1.17%           1.15%*
-------------------------------------------------------------------------------------------------
Net investment income
   to average net assets               17.22%          13.00%          12.74%          11.82%*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                  40%             54%             66%             52%
Asset coverage++                 $     3,131     $     3,736     $     3,844     $     3,682
=================================================================================================

+    Commencement of operations
++   Per $1,000 of bank loans outstanding
*    Annualized
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of May 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States.




                                                /s/ Ernst & Young LLP

New York, New York
July 9, 2002

GENERAL INFORMATION (UNAUDITED)


THE FUND

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment manager and administrator is UBS Global Asset Management (US) Inc. ("UBSGlobal AM"), an indirect wholly-owned asset management subsidiary of UBS AG, which had over $73.6 billion in assets under management as of June 30, 2002. UBS Global AM has entered into a sub-advisory contract with UBS Global Asset Management (New
York) Inc. pursuant to which UBS Global Asset Management (New York) Inc. serves as investment sub-advisor for the Fund.

INVESTMENT POLICY CHANGES

The Fund's board approved modifications to the Fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The investment policy changes became effective April 8, 2002. These changes are not expected to affect materially portfolio management.

The new 80% policy has been adopted as a "non-fundamental" investment policy. This means that this investment policy may be changed by the Fund's board without shareholder approval. However, the Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. Many of the Fund's other investment policies are also non-fundamental policies and may be changed by its board without shareholder approval. The Fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, the Fund's 80% policy is no longer met (E.G., bonds are called or mature resulting in a large influx of cash), then under normal circumstances, the Fund's future investments would be made in manner that would bring the Fund's investments back in line with the 80% threshold.

In order to place these changes in context, reproduced below are prior policies that were impacted by this change as well as new policies which replace the prior policies:

PRIOR POLICIES IMPACTED BY CHANGE:

      Under normal market conditions, the Fund will invest at least 65% of its total assets in: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's, lower than a BBB rating by S&P or comparably rated by another Rating Agency) or that are unrated and that [the Fund's sub-advisor]... has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are part of a unit including, such debt securities.

      ....
      In certain market conditions, [the Fund's sub-advisor]... may determine that securities rated investment grade (I.E., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital appreciation with only a relatively small reduction in yield. In such conditions, the Fund may invest less than 65% of its total assets in lower-rated, income producing debt and related equity securities.

      ....
      The Fund also may invest up to 35% of its total assets in investment grade debt securities of private and government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who [the Fund's sub-advisor]... determines to be of comparable quality), money market instruments and municipal obligations.

      ....
      Because the Fund must include the return on zero coupon, [original issue discount]... and [payment-in-kind]... securities as taxable income, the Fund considers these securities to be income-producing for purposes of computing whether at least 65% of the Fund's total assets are invested in lower-rated, income-producing debt and related equity securities.

      ....
      When unusual market or economic conditions occur, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 35% of its total assets, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper or other income strategies deemed by [the Fund's sub-advisor]... to be consistent with a defensive posture, or it may hold cash. These strategies may include an increase in the portion of the Fund's assets invested in higher-quality debt securities, which generally have lower yields than do lower-rated securities.

REVISED POLICIES:

      Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality. These investments include income-producing debt securities that are rated below investment grade (I.E., lower than a Baa rating by Moody's, lower than a BBB rating by S&P or comparably rated by another Rating Agency) or that are unrated and that [the Fund's sub-advisor]... has determined to be of comparable quality; equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are part of a unit including, such debt securities are considered to be part of such high yield debt securities.

      ....
      In certain market conditions, [the Fund's sub-advisor]... may determine that securities rated investment grade (I.E., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital appreciation with only a relatively small reduction in yield. In such conditions, the Fund will still invest at least 80% of its net assets as noted above.

      ....
      The Fund also may invest up to 20% of its net assets in investment grade debt securities of private and government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who [the Fund's sub-advisor]... determines to be of comparable quality), money market instruments and municipal obligations.

      ....
      Because the Fund must include the return on zero coupon, [original issue discount]... and [payment-in-kind]... securities as taxable income, the Fund considers these securities to be income- producing for purposes of computing whether at least 80% of the Fund's net assets are invested in high yield debt securities that are rated below investment grade.

      ....

      When unusual market or economic conditions occur, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper or other income strategies deemed by [the Fund's sub-advisor]... to be consistent with a defensive posture, or it may hold cash. These strategies may include an increase in the portion of the Fund's assets Invested in higher-quality debt-securities, which generally have lower yields than do lower-rated securities.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "HYF." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

                      (This page intentionally left blank).

SUPPLEMENTAL INFORMATION (UNAUDITED)


BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of portfolios in the Fund complex overseen by the Director or for which a person served as an officer, and other directorships held by the Director.

INTERESTED DIRECTORS

                                 POSITION(S)   LENGTH OF
      NAME, ADDRESS,              HELD WITH      TIME             PRINCIPAL OCCUPATION(S)
          AND AGE                   FUND        SERVED              DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Margo N. Alexander*+; 55          Director    Since 1998    Mrs. Alexander is an executive vice
                                                            president of UBS PaineWebber Inc.
                                                            ("UBSPaineWebber(SM)"++) (since
                                                            March 1984). She was chief executive
                                                            officer of UBS Global AM from
                                                            January 1995 to October 2000,
                                                            a director (from January 1995 to
                                                            September 2001) and chairman (from
                                                            March 1999 to September 2001).

E. Garrett Bewkes, Jr.**+; 75     Director    Since 1998    Mr. Bewkes serves as a consultant to
                                     and                    UBS PaineWebber (since May 1999).
                                  Chairman                  Prior to November 2000, he was a
                                   of the                   director of Paine Webber Group Inc.
                                  Board of                  ("PW Group," formerly the holding
                                  Directors                 company of UBS PaineWebber and
                                                            UBS Global AM) and prior to 1996, he
                                                            was a consultant to PW Group. Prior
                                                            to 1988, he was chairman of the
                                                            board, president and chief executive
                                                            officer of American Bakeries Company.

             NUMBER OF
     PORTFOLIOS IN FUND COMPLEX                                     OTHER DIRECTORSHIPS
        OVERSEEN BY DIRECTOR                                          HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------
Mrs. Alexander is a director or trustee                None
of 22 investment companies (consisting
of 43 portfolios) for which UBS Global
AM, UBS PaineWebber or one of their
affiliates serves as investment advisor,
sub-advisor or manager.

Mr. Bewkes is a director or trustee of 34              Mr. Bewkes is also a director of Interstate
investment companies (consisting of 55                 Bakeries Corporation.
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates serves
as investment advisor, sub-advisor or manager.

INDEPENDENT DIRECTORS

                                 POSITION(S)    LENGTH OF
      NAME, ADDRESS,              HELD WITH       TIME                PRINCIPAL OCCUPATION(S)
          AND AGE                   FUND         SERVED                 DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 67          Director     Since 1998     Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                            of R.Q.A. Enterprises (management
One Old Church Road--                                         consulting firm) (since April 1991 and
Unit # 6                                                      principal occupation since March 1995).
Greenwich, CT 06830                                           Mr. Armstrong was chairman of the
                                                              board, chief executive officer and
                                                              co-owner of Adirondack Beverages
                                                              (producer and distributor of soft drinks
                                                              and sparkling/still waters) (October 1993-
                                                              March 1995). He was a partner of The
                                                              New England Consulting Group (management
                                                              consulting firm) (December 1992-September
                                                              1993). He was managing director of LVMH U.S.
                                                              Corporation (U.S. subsidiary of the French
                                                              luxury goods conglomerate, Louis Vuitton
                                                              Moet Hennessey Corporation) (1987-1991)
                                                              and chairman of its wine and spirits
                                                              subsidiary, Schieffelin & Somerset Company
                                                              (1987-1991).

David J. Beaubien; 67             Director     Since 2001     Mr. Beaubien is chairman of Yankee
101 Industrial Road                                           Environmental Systems, Inc., a manu-
Turners Falls, MA 01376                                       facturer of meteorological measuring
                                                              systems. Prior to January 1991, he was
                                                              senior vice president of EG&G, Inc., a
                                                              company which makes and provides a
                                                              variety of scientific and technically
                                                              oriented products and services. From
                                                              1985 to January 1995, Mr. Beaubien
                                                              served as a director or trustee on the
                                                              boards of the Kidder, Peabody & Co.
                                                              Incorporated mutual funds.

                  NUMBER OF
           PORTFOLIOS IN FUND COMPLEX                            OTHER DIRECTORSHIPS
             OVERSEEN BY DIRECTOR                                  HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------
Mr. Armstrong is a director or trustee of 22         Mr. Armstrong is also a director of AlFresh
investment companies (consisting of 43               Beverages Canada, Inc. (a Canadian Beverage
portfolios) for which UBS Global AM, UBS             subsidiary of AlFresh Foods Inc.) (since October
PaineWebber or one of their affiliates serves        2000).
as investment advisor, sub-advisor or manager.







Mr. Beaubien is a director or trustee of 22          Mr. Beaubien is also a director of IEC Electronics,
investment companies (consisting of 43               Inc., a manufacturer of electronic assemblies.
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates serves
as investment advisor, sub-advisor or manager.

                                 POSITION(S)    LENGTH OF
      NAME, ADDRESS,              HELD WITH       TIME                PRINCIPAL OCCUPATION(S)
          AND AGE                   FUND         SERVED                 DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
Richard R. Burt; 55               Director     Since 1998     Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave.,                                       (international information and security
N.W.                                                          firm) and IEP Advisors (international
Washington, D.C. 20004                                        investments and consulting firm).
                                                              He was the chief negotiator in the
                                                              Strategic Arms Reduction Talks with the
                                                              former Soviet Union (1989-1991) and
                                                              the U.S. Ambassador to the Federal
                                                              Republic of Germany (1985-1989).
                                                              From 1991-1994, he served as a
                                                              partner of McKinsey & Company
                                                              (management consulting firm).

Meyer Feldberg; 60                Director     Since 1998     Mr. Feldberg is Dean and Professor of
Columbia University                                           Management of the Graduate School
101 Uris Hall                                                 of Business, Columbia University. Prior
New York, New York                                            to 1989, he was president of the Illinois
10027                                                         Institute of Technology.

George W. Gowen; 72               Director     Since 1998     Mr. Gowen is a partner in the law firm
666 Third Avenue                                              of Dunnington, Bartholow & Miller.
New York, New York                                            Prior to May 1994, he was a partner in
10017                                                         the law firm of Fryer, Ross & Gowen.


William W. Hewitt, Jr.***; 73     Director     Since 2001     Mr. Hewitt is retired. From 1990 to
c/o UBS Global Asset                                          January 1995, Mr. Hewitt served as a
Management (US) Inc.                                          director or trustee on the boards of the
51 West 52nd Street                                           Kidder, Peabody & Co. Incorporated mutual
New York, New York                                            funds. From 1986-1988, he was an executive
10019-6114                                                    vice president and director of mutual funds,
                                                              insurance and trust services of Shearson
                                                              Lehman Brothers Inc. From 1976-1986, he
                                                              was president of Merrill Lynch Funds
                                                              Distributor, Inc.

Morton L. Janklow; 72             Director     Since 2001     Mr. Janklow is senior partner of Janklow
445 Park Avenue                                               & Nesbit Associates, an international
New York, New York                                            literary agency representing leading
10022                                                         authors in their relationships with
                                                              publishers and motion picture, television
                                                              and multi-media companies, and of
                                                              counsel to the law firm of Janklow & Ashley.

              NUMBER OF
      PORTFOLIOS IN FUND COMPLEX                                  OTHER DIRECTORSHIPS
         OVERSEEN BY DIRECTOR                                      HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------
Mr. Burt is a director or trustee of 22              Mr. Burt is also a director of Archer-Daniels-
investment companies (consisting of 43               Midland Company (agricultural commodities),
portfolios) for which UBS Global AM, UBS             Hollinger International Company (publishing),
PaineWebber or one of their affiliates serves        six investment companies in the Deutsche Bank
as investment advisor, sub-advisor or manager.       family of funds, nine investment companies in
                                                     the Flag Investors family of funds, The Central
                                                     European Fund, Inc. and The Germany Fund, Inc.,
                                                     a director of IGT, Inc. (provides technology to
                                                     gaming and wagering industry) (since July 1999)
                                                     and chairman of Weirton Steel Corp. (makes and
                                                     finishes steel products) (since April 1996).


Dean Feldberg is a director or trustee of 34         Dean Feldberg is also a director of Primedia Inc.
investment companies (consisting of 55               (publishing), Federated Department Stores, Inc.
portfolios) for which UBS Global AM, UBS             (operator of department stores), Revlon, Inc.
PaineWebber or one of their affiliates serves        (cosmetics), Select Medical Inc. (healthcare
as investment advisor, sub-advisor or manager.       services) and SAPPI, Ltd. (producer of paper).

Mr. Gowen is a director or trustee of 34             None
investment companies (consisting of 55
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates serves
as investment advisor, sub-advisor or manager.

Mr. Hewitt is a director or trustee of 22            Mr. Hewitt is also a director or trustee of the
investment companies (consisting of 43               Guardian Life Insurance Company mutual funds.
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates serves
as investment advisor, sub-advisor or manager.






Mr. Janklow is a director or trustee of 22           None
investment companies (consisting of 43
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates serves
as investment advisor, sub-advisor or manager.

                                 POSITION(S)    LENGTH OF
      NAME, ADDRESS,              HELD WITH       TIME                PRINCIPAL OCCUPATION(S)
          AND AGE                   FUND         SERVED                 DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
Frederic V. Malek; 65             Director     Since 1998     Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue,                                     Partners (merchant bank) and chairman
N.W.                                                          of Thayer Hotel Investors III, Thayer Hotel
Suite 350                                                     Investors II and Lodging Opportunities
Washington, D.C.                                              Fund (hotel investment partnerships).
20004                                                         From January 1992 to November 1992,
                                                              he was campaign manager of Bush-
                                                              Quayle `92. From 1990 to 1992, he was
                                                              vice chairman and, from 1989 to 1990,
                                                              he was president of Northwest Airlines
                                                              Inc. and NWA Inc. (holding company of
                                                              Northwest Airlines Inc.). Prior to 1989,
                                                              he was employed by the Marriott
                                                              Corporation (hotels, restaurants, airline
                                                              catering and contract feeding), where
                                                              he most recently was an executive vice
                                                              president and president of Marriott
                                                              Hotels and Resorts.

Carl W. Schafer; 66               Director     Since 1998     Mr. Schafer is president of the Atlantic
66 Witherspoon Street                                         Foundation (charitable foundation).
#1100                                                         Prior to January 1993, he was chairman
Princeton, NJ 08542                                           of the Investment Advisory Committee
                                                              of the Howard Hughes Medical Institute.


William D. White; 68              Director     Since 2001     Mr. White is retired. From February
P.O. Box 199                                                  1989 through March 1994, he was
Upper Black Eddy, PA                                          president of the National League of
18972                                                         Professional Baseball Clubs. Prior to
                                                              1989, he was a television sportscaster
                                                              for WPIX-TV, New York. Mr. White
                                                              served on the board of directors of
                                                              Centel from 1989 to 1993 and until
                                                              recently on the board of directors of
                                                              Jefferson Banks Incorporated,
                                                              Philadelphia, PA.

              NUMBER OF
      PORTFOLIOS IN FUND COMPLEX                                  OTHER DIRECTORSHIPS
         OVERSEEN BY DIRECTOR                                      HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------
Mr. Malek is a director or trustee of 22             Mr. Malek is also a director of Aegis
investment companies (consisting of 43               Communications, Inc. (tele-services), American
portfolios) for which UBS Global AM, UBS             Management Systems, Inc. (management
PaineWebber or one of their affiliates serves        consulting and computer related services),
as investment advisor, sub-advisor or manager.       Automatic Data Processing, Inc. (computing
                                                     services), CB Richard Ellis, Inc. (real estate
                                                     services), FPL Group, Inc. (electric services),
                                                     Manor Care, Inc. (health care), and Northwest
                                                     Airlines Inc.










Mr. Schafer is a director or trustee of 22           Mr. Schafer is also a director of Labor Ready,
investment companies (consisting of 43               Inc. (temporary employment), Roadway Corp.
portfolios) for which UBS Global AM, UBS             (trucking), The Guardian Group of mutual
PaineWebber or one of their affiliates serves        funds, the Harding, Loevner Funds, E.I.I. Realty
as investment advisor, sub-advisor or manager.       Securities Trust (investment company) and
                                                     Frontier Oil Corporation.

Mr. White is a director or trustee of 22             None
investment companies (consisting of 43
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates serves
as investment advisor, sub-advisor or manager.

OFFICERS

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                                      POSITION(S) HELD                                  PAST 5 YEARS; NUMBER OF
                                        WITH THE FUND;                              PORTFOLIOS IN FUND COMPLEX FOR
  NAME, ADDRESS AND AGE             LENGTH OF TIME SERVED                         WHICH PERSON SERVES AS AN OFFICER
----------------------------------------------------------------------------------------------------------------------------
Thomas Disbrow****; 36               Vice President and                      Mr. Disbrow is a director and a
                                     Assistant Treasurer                     senior manager of the mutual
                                         since 2000                          fund finance department of UBS Global
                                                                             AM. Prior to November 1999, he was a vice
                                                                             president of Zweig/Glaser Advisers.
                                                                             Mr. Disbrow is a vice president and assistant
                                                                             treasurer of 22 investment companies
                                                                             (consisting of 43 portfolios) for which UBS
                                                                             Global AM, UBS PaineWebber or one of their
                                                                             affiliates serves as investment advisor, sub-
                                                                             advisor or manager.

Amy R. Doberman**; 40               Vice President and                       Ms. Doberman is a managing
                                         Secretary                           director and general counsel of UBS
                                        since 2000                           Global AM. From December 1997
                                                                             through July 2000, she was general counsel
                                                                             of Aeltus Investment Management, Inc. Prior
                                                                             to working at Aeltus, Ms. Doberman was
                                                                             assistant chief counsel of the SEC's Division
                                                                             of Investment Management. Ms. Doberman
                                                                             is vice president and secretary of UBS
                                                                             Supplementary Trust and a vice president
                                                                             and secretary of 24 investment companies
                                                                             (consisting of 82 portfolios) for which
                                                                             UBS Global AM, UBS Global Asset
                                                                             Management (Americas) Inc. ("UBS Global
                                                                             AM (Americas)"), UBS PaineWebber or one
                                                                             of their affiliates serves as investment advisor,
                                                                             sub-advisor or manager.

Stephen P. Fisher**; 43               Vice President                         Mr. Fisher is a managing director of UBS
                                        since 2002                           Global AM. From October 2000 to February
                                                                             2001, he was president of Morningstar
                                                                             Investment Services. From May 1999 to
                                                                             October 2000, Mr. Fisher was senior vice
                                                                             president of UBS Global AM. From January
                                                                             1997 to May 1999, Mr. Fisher was a senior
                                                                             vice president of Prudential Investments.
                                                                             Mr. Fisher is a vice president of 22 investment
                                                                             companies (consisting of 43 portfolios) for
                                                                             which UBS Global AM, UBS PaineWebber or
                                                                             one of their affiliates serves as investment
                                                                             advisor, sub-advisor or manager.

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                                      POSITION(S) HELD                                  PAST 5 YEARS; NUMBER OF
                                        WITH THE FUND;                              PORTFOLIOS IN FUND COMPLEX FOR
  NAME, ADDRESS AND AGE             LENGTH OF TIME SERVED                         WHICH PERSON SERVES AS AN OFFICER
----------------------------------------------------------------------------------------------------------------------------
David M. Goldenberg**; 35            Vice President and                      Mr. Goldenberg is an executive
                                     Assistant Secretary                     director and deputy general counsel
                                         since 2002                          of UBS Global AM. From 2000-2002 he
                                                                             was director, legal affairs at Lazard Asset
                                                                             Management. Mr. Goldenberg was global
                                                                             director of compliance for SSB Citi Asset
                                                                             Management Group from 1998-2000. He was
                                                                             associate general counsel at Smith Barney Asset
                                                                             Management from 1996-1998. Prior to working at
                                                                             Smith Barney Asset Management, Mr. Goldenberg
                                                                             was branch chief and senior counsel of the SEC's
                                                                             Division of Investment Management. Mr. Goldenberg
                                                                             is a vice president and assistant secretary of 24
                                                                             investment companies (consisting of 82
                                                                             portfolios) for which UBS Global AM, UBS
                                                                             Global AM (Americas), UBS PaineWebber
                                                                             or one of their affiliates serves as investment
                                                                             advisor, sub-advisor or manager.

Kevin J. Mahoney****; 36             Vice President and                      Mr. Mahoney is a director and a
                                     Assistant Treasurer                     senior manager of the mutual fund
                                         since 1999                          finance department of UBS Global
                                                                             AM. From August 1996 through
                                                                             March 1999, he was the manager of the
                                                                             mutual fund internal control group of Salomon
                                                                             Smith Barney. Mr. Mahoney is a vice president
                                                                             and assistant treasurer of 22 investment
                                                                             companies (consisting of 43 portfolios) for
                                                                             which UBS Global AM, UBS PaineWebber or
                                                                             one of their affiliates serves as investment
                                                                             advisor, sub-advisor or manager.

John Penicook*****; 44                 Vice President                        Mr. Penicook is a managing director and head
                                         since 2002                          of fixed income of UBS Global AM (Americas).
                                                                             Mr. Penicook is a vice president of five
                                                                             investment companies (consisting of five
                                                                             portfolios) for which UBS Global AM, UBS
                                                                             PaineWebber or one of their affiliates serves
                                                                             as investment advisor, sub-advisor or manager.

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                                      POSITION(S) HELD                                  PAST 5 YEARS; NUMBER OF
                                        WITH THE FUND;                              PORTFOLIOS IN FUND COMPLEX FOR
  NAME, ADDRESS AND AGE             LENGTH OF TIME SERVED                         WHICH PERSON SERVES AS AN OFFICER
----------------------------------------------------------------------------------------------------------------------------
Paul H. Schubert****; 39             Vice President and                      Mr. Schubert is an executive director
                                    Treasurer since 1998                     and head of the mutual fund finance
                                                                             department of UBS Global AM.
                                                                             Mr. Schubert is treasurer and principal
                                                                             accounting officer of UBS Supplementary
                                                                             Trust and of two investment companies
                                                                             (consisting of 39 portfolios) and a vice
                                                                             president and treasurer of 22 investment
                                                                             companies (consisting of 43 portfolios) for
                                                                             which UBS Global AM, UBS Global AM
                                                                             (Americas), UBS PaineWebber or one of
                                                                             their affiliates serves as investment advisor,
                                                                             sub-advisor or manager.

Brian M. Storms**; 47                President Since 2000                    Mr. Storms is chief executive officer (since
                                                                             July 2002) and president of UBS Global AM
                                                                             (since March 1999), and chief executive
                                                                             officer (since July 2002), director and
                                                                             president of UBS Global AM (Americas) and
                                                                             UBS Global Asset Management (New York)
                                                                             Inc. (since October 2001). Mr. Storms was
                                                                             chief executive officer of UBS Global AM
                                                                             from (October 2000 to September 2001) and
                                                                             chief operating officer (from September 2001
                                                                             to July 2002). He was chief operating officer
                                                                             of UBS Global AM (Americas) and UBS Global
                                                                             Asset Management (New York) Inc. (2001-2002).
                                                                             He was director/trustee of several investment
                                                                             companies in the UBS family of funds
                                                                             (1999-2001). He was president of Prudential
                                                                             Investments (1996-1999). Prior to joining
                                                                             Prudential Investments he was a managing
                                                                             director at Fidelity Investments. Mr. Storms
                                                                             is president and trustee of UBS Supplementary
                                                                             Trust and of two investment companies
                                                                             (consisting of 39 portfolios) and president
                                                                             of 22 investment companies (consisting of 43
                                                                             portfolios) for which UBS Global AM, UBS
                                                                             Global AM (Americas), UBS PaineWebber or one
                                                                             of their affiliates serves as investment
                                                                             advisor, sub-advisor or manager.

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                                      POSITION(S) HELD                                  PAST 5 YEARS; NUMBER OF
                                        WITH THE FUND;                              PORTFOLIOS IN FUND COMPLEX FOR
  NAME, ADDRESS AND AGE             LENGTH OF TIME SERVED                         WHICH PERSON SERVES AS AN OFFICER
----------------------------------------------------------------------------------------------------------------------------
Keith A. Weller**; 40                Vice President and                      Mr. Weller is a director and senior
                                     Assistant Secretary                     associate general counsel of UBS
                                         since 1998                          Global AM. Mr. Weller is a vice president and
                                                                             assistant secretary of 22 investment
                                                                             companies (consisting of 43 portfolios) for
                                                                             which UBS Global AM, UBS PaineWebber or
                                                                             one of their affiliates serves as investment
                                                                             advisor, sub-advisor or manager.


    * This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, New York 10019-6114.
   ** This person's business address is 51 West 52nd Street, New York, New York
      10019-6114.
  *** Address for mailing purposes only.
 **** This person's business address is Newport Center III, 499 Washington
      Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.
***** This person's business address is 209 South LaSalle Street, Chicago,
      Illinois 60604-1295.
    + Mr. Bewkes and Mrs. Alexander are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.
   ++ UBS PaineWebber is a service mark of UBS AG.

DIRECTORS

E. Garrett Bewkes, Jr.                  George W. Gowen
CHAIRMAN
                                        William W. Hewitt, Jr.
Margo N. Alexander
                                        Morton L. Janklow
Richard Q. Armstrong
                                        Frederic V. Malek
David J. Beaubien
                                        Carl W. Schafer
Richard R. Burt
                                        William D. White
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                         Paul H. Schubert
PRESIDENT                               VICE PRESIDENT AND TREASURER

Amy R. Doberman
VICE PRESIDENT AND SECRETARY



INVESTMENT MANAGER AND
ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114



SUB-ADVISOR

UBS Global Asset Management (New York) Inc.
51 West 52nd Street
New York, New York 10019-6114









THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

[Logo--Three keys design for UBS Global Asset Management]

UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, New York 10019-6114